UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2008

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  On June 19, 2008, at the Annual Meeting of Shareholders, the shareholders of Dollar Tree, Inc. approved amendments to the Company’s 2003 Equity Incentive Plan, the 2004 Executive Officer Equity Plan and the 2005 Employee Stock Purchase Plan, each of which reflects the assumption of such plans by the company upon the formation of its holding company structure as reported previously on the company’s Current Report on Form 8-K filed on March 3, 2008, and related changes.  The amendments to these plans are attached to this filing as Exhibit 10.1 and are incorporated herein by this reference.

In addition, the shareholders approved an amendment to the 2004 Executive Officer Equity Plan to increase the number of shares that may be granted under the plan from one million (1,000,000) shares to two million (2,000,000) shares.  This amendment to the 2004 Executive Officer Equity Plan is attached to this filing as Exhibit 10.2 and is incorporated herein by this reference.

The shareholders also approved an amendment to the 2004 Executive Officer Cash Bonus Plan to increase the annual limit of performance based cash bonuses that may be deductible in accordance with the terms of the plan from $1,000,000 to $3,000,000.  The amendment to the 2004 Executive Officer Cash Bonus Plan is attached to this filing as Exhibit 10.3 and is incorporated herein by this reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On June 19, 2008, the shareholders approved amendments to the Company’s Articles of Incorporation and Bylaws eliminating supermajority requirements.  The amendment to the Company’s Articles of Incorporation became effective on June 23, 2008.  The Company’s Articles of Incorporation, as amended, are attached to this filing as Exhibit 3.1 and are incorporated herein by this reference.  The Company’s Bylaws, as amended, are attached to this filing as Exhibit 3.2 and are incorporated herein by this reference.

Item 7.01. Regulation FD Disclosure.

On June 19, 2008, Dollar Tree, Inc. issued a press release regarding its Annual Meeting of Shareholders.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

Also on June 19, 2008, Dollar Tree, Inc. issued a press release regarding the Company’s participation in the 18th Annual Wachovia Nantucket Equity Conference, being held on June 23 – 26, 2008 at the White Elephant, Nantucket, MA.  A copy of this press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.

On June 19, 2008, the Company’s Board of Directors amended and supplemented the Company’s Corporate Governance Guidelines to include paragraph 18, Change in Control Benefits for Named Executive Officers.  A copy of this paragraph is attached to this Form 8-K as Exhibit 99.3 and is incorporated herein by this reference.

The information contained in this item is being furnished to the Securities and Exchange Commission.  Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)         Exhibits.

3.1         Articles of Incorporation of Dollar Tree, Inc. (as Amended, effective June 23, 2008)

3.2         Bylaws of Dollar Tree, Inc., as amended

10.1       Amendments to the Assumed Incentive Plans

10.2       Fourth Amendment to the 2004 Executive Officer Equity Plan

10.3       Third Amendment to the 2004 Executive Officer Cash Bonus Plan

99.1	Press Release dated June 19, 2008 issued by Dollar Tree, Inc. regarding its Annual Meeting of Shareholders

99.2	Press Release dated June 19, 2008 issued by Dollar Tree, Inc. regarding its participation in the 18th Annual Wachovia Nantucket Equity Conference

99.3	Paragraph 18, Change in Control Benefits for Named Executive Officers, added to the Company’s Corporate Governance guidelines

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 25, 2008	By:	/s/ Kathleen Mallas
Kathleen Mallas
Vice President, Controller

Exhibits

3.1 - Articles of Incorporation of Dollar Tree, Inc. (as Amended, effective June 23, 2008)

3.2 - Bylaws of Dollar Tree, Inc., as amended

10.1 - Amendments to the Assumed Incentive Plans

10.2 - Fourth Amendment to the 2004 Executive Officer Equity Plan

10.3 - Third Amendment to the 2004 Executive Officer Cash Bonus Plan

99.1 - Press Release dated June 19, 2008 issued by Dollar Tree, Inc. regarding its Annual Meeting of Shareholders

99.2 - Press Release dated June 19, 2008 issued by Dollar Tree, Inc. regardings its participation in the 18th Annual Wachovia Nantucket Equity Conference

99.3 - Paragraph 18, Change in Control Benefits for Named Executive Officers, added to the Company's Corporate Governance guidelines